UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2006

RENTECH, INC.
(Exact name of registrant as specified in its charter)

Colorado	0-19260	84-0957421
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10877 Wilshire Boulevard, Suite 710 Los Angeles, California		90024
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (310) 208-7160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

          Rentech, Inc. (the “Company”) hereby updates the discussion under the caption “Item 1. Description of Registrant’s Securities to be Registered” in the Company’s registration statement on Form 8-A filed on April 4, 2000 to read as set forth below.  References to “we,” “us” or “our” refer to the Company.

DESCRIPTION OF COMMON STOCK

          The following description of our common stock is only a summary. We encourage you to read our Amended and Restated Articles of Incorporation and Bylaws, which are incorporated by reference into this current report on Form 8-K.  As of the date of this report, our Articles of Incorporation authorizes us to issue 250,000,000 shares of our common stock, $.01 par value per share.  As of September 26, 2006, there were 141,756,787 shares of our common stock outstanding.  All outstanding shares of the common stock are fully paid and nonassessable.  Each share of our common stock includes an associated preferred stock purchase right issued under our shareholder rights plan dated January 18, 2005, as amended.  For more information regarding our shareholder rights plan, see the description in this report under the heading, “Certain Provisions of Colorado Law and Our Charter and Bylaws—Shareholder Rights Plan.”

Voting

          Each share of common stock is entitled to one vote at all shareholders’ meetings.  A quorum for purposes of meetings of common shareholders consists of a majority of the issued and outstanding shares of common stock. Once a quorum is established, action of a routine nature may be taken by a majority of the shares represented in person or by proxy at the meeting.  Under our Amended Articles of Incorporation, if we issue a class of voting stock in addition to our common stock, actions on routine matters would require the affirmative vote of a majority of each class entitled to vote on the matters.  Our common stock does not have cumulative voting rights in the election of directors.  Our board of directors is divided into three classes, with the members of each class to be elected annually for three-year terms.

          The holders of our common stock may not take action by written consent in lieu of a meeting and must take any action at a duly called annual or special meeting of shareholders unless the consent is unanimous.

          Subject to the rights of the holders of any series of preferred stock, at a meeting of shareholders called expressly for that purpose, the entire board of directors or any lesser number may be removed, with cause, by a vote of the holders of the majority voting power of our capital stock.  However, the affirmative vote of holders of at least two-thirds of the voting power of our capital stock is required to remove directors for other than cause.

          Our Amended Articles of Incorporation provide that, whenever a vote of a specified percentage of outstanding capital stock entitled to vote is required under Colorado law or the Amended Articles to approve a specified corporate transaction or proceeding, then the affirmative vote of that percentage of voting power of each class entitled to vote is also required.

          An amendment to our Amended Articles of Incorporation requires the affirmative votes of the following: (1) at least a majority of the voting power of each class entitled to vote on the amendment; (2) in the case of an amendment changing the denial of preemptive rights, one vote per common share, no cumulative voting or the rights of common stock to share equally dividends (if any) declared on the common stock, or changing the required vote on such an amendment, two-thirds of the voting power of each class entitled to vote on the amendment; and (3) in the case of an amendment changing the provisions on directors including their removal, or changing the required vote on such an amendment, two-thirds of the voting power of each class entitled to vote on the amendment.

Dividend and Liquidation Rights

          Subject to the rights and privileges relating to any outstanding shares of our preferred stock, all outstanding shares of common stock share equally in dividends and upon liquidation.  Dividends are payable at the discretion of the board of directors at such time and in such amounts as they deem advisable, subject, however, to the provisions of the laws of the State of Colorado.

Miscellaneous

          Our common stock has no preemptive, subscription or conversion rights, and there are no redemption or sinking fund provisions applicable to our common stock.  Our board of directors is authorized to issue shares of common stock without approval of shareholders.  The rights and privileges of our common stock may be subordinate to the rights and preferences of any of our preferred stock.

CERTAIN PROVISIONS OF COLORADO LAW AND OUR CHARTER AND BYLAWS

          The following summarizes certain provisions of our Amended and Restated Articles of Incorporation, or Amended Articles, Bylaws and shareholder rights plan.  The summary does not purport to be complete and is subject to and qualified in its entirety by reference to our Amended Articles, Bylaws and shareholder rights plan, which are incorporated by reference into this current report on Form 8-K.

          General.  Certain provisions of our Amended Articles and Bylaws could make our acquisition by a third party, a change in our incumbent directors, or a similar change of control more difficult, including:

•	an acquisition of us by means of a tender or exchange offer;

•	an acquisition of us by means of a proxy contest or otherwise; or

•	the removal of a majority or all of our incumbent directors.

          These provisions, which are summarized below, are likely to discourage certain types of coercive takeover practices and inadequate takeover bids.  These provisions are also designed to encourage persons seeking to acquire control of us to first negotiate with our board of directors.

          Classified Board.  Our Amended Articles provide that when our board of directors consists of six or more directors, the directors must be divided into three classes, as nearly equal in number as possible, with the members of only one class to be elected annually for a three-year term.  There are currently seven seats on our board of directors, divided into three classes, two of which include two directors and one of which currently includes three directors.

          Election and Removal of Directors.  Our Amended Articles and Bylaws require that directors may be removed without cause only with the approval of holders of two-thirds of the voting power of our outstanding capital stock entitled to vote in the election of directors.  Under our Amended Articles and Bylaws, any vacancy on our board of directors, including vacancies resulting from an increase in the number of directors, may be filled by a majority of the remaining directors in office.  Our Amended Articles authorize up to nine members on our board of directors.  The board of directors may, pursuant to a resolution adopted by a majority of the entire board, increase the size of our board up to the maximum number directors permitted under the Amended Articles and designate the directors to fill the vacancies.

          Special Meeting of Shareholders.  Under our Bylaws and the Colorado Business Corporation Act, special meetings of our shareholders may be called by our president or the board of directors or upon written demand by the holders of shares representing at least ten percent of all votes entitled to be cast on any issue proposed to be considered at the meeting.

          Requirements for Advance Notice of Shareholder Nominations and Proposals.  A shareholder may make a nomination for the election of a director only if written notice of such shareholder’s intent has been given in accordance with the Bylaws, with respect to an annual meeting, no later than the end of the fiscal year immediately preceding the annual meeting and, with respect to an election to be held at a special meeting, no later than the tenth day following the date on which notice of the special meeting was first mailed to our shareholders.  To be timely, a shareholder seeking to propose business at an annual meeting must give notice of such proposal not later than the 60th day nor earlier than the 90th day prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be delivered not earlier than the 90th day prior to such annual meeting and not later than the 60th day prior to the meeting or the 10th day following the first public announcement of the annual meeting date.

          Shareholder Action by Written Consent.  Our Bylaws require that actions by our shareholders without a meeting must be in writing and signed by each shareholder entitled to vote on such action.

          No Cumulative Voting.  Our Amended Articles provide that no shareholder is permitted to cumulate its votes in the election of directors or otherwise.

          Approval of Sale of Assets; Mergers.  Under our Amended Articles, the sale, lease, exchange or other disposition of all or substantially all of our property and assets must be authorized or ratified by the affirmative vote of the holders of at least two-thirds of the capital stock then issued and outstanding, unless any class or series of stock is entitled to vote thereon as a class, in which event the authorization requires the affirmative vote of the holders of two-thirds of the shares of each class of shares entitled to vote as a class on the transaction. Under our Amended Articles and Colorado law, a merger with or into us must be approved by at least two-thirds of the voting power of each class or series of capital stock entitled to vote as a group on the merger.

          Business Combinations with Interested Stockholders.  Approval by the holders of two-thirds of the voting power of our outstanding capital stock is required for certain “business combinations” with an “interested stockholder,” unless the transaction is either approved by a majority of our “continuing directors” or certain minimum price and procedural requirements are met. Generally, a “business combination” includes a merger, liquidation, recapitalization or other similar transaction or a sale of assets or securities having an aggregate “fair market value” (as defined in the Amended Articles) of $1 million or more.  An “interested stockholder” generally means a beneficial owner (as defined in the Amended Articles) of more than 10% of our voting stock, certain assignees of such beneficial owners and certain affiliates of the corporation that within the preceding two years were the beneficial owner of 10% of our voting stock.  A “continuing director” is defined as any member of our board who is unaffiliated with the interested stockholder and was a member of the board prior to the time the interested stockholder became such, and any successor of a continuing director who is unaffiliated with the interested stockholder and is recommended by a majority of the continuing directors then on the board.  The affirmative vote of the holders of 80% or more of the voting power of the shares of each class of shares entitled to vote as a class is required to amend this provision in the Amended Articles.

          Shareholder Rights Plan.  We also have a shareholder rights plan that authorizes issuance to existing shareholders of substantial numbers of rights to purchase shares of preferred stock or shares of common stock in the event a third party seeks to acquire control of a substantial block of our common stock. These provisions could deter an offer by a third party for the purchase of some or all of our outstanding securities and could have the effect of entrenching management. Pursuant to the shareholder rights plan, we amended our Articles of Incorporation to authorize the issuance of rights to 500,000 shares of Series 1998-C Participating Cumulative Preference Stock. One preferred stock purchase right is attached to each outstanding share of our common stock. The rights become exercisable under specified circumstances, including any person (an “acquiring person”) along with its affiliates and associates becoming the beneficial owner (as defined in the shareholder rights plan) of 15% or more of our outstanding common stock, or the commencement by such person or public announcement by such person of the intention to commence a tender or exchange offer the consummation of which would result in such person becoming an acquiring person, in each case subject to specified exceptions. Each right entitles the registered holder to purchase from us one five-hundredth of a share of Series 1998-C Participating Cumulative Preference Stock, par value $10.00 per share, at an exercise price of $12.00 per share, subject to adjustment in specified circumstances. If events specified in the shareholder rights plan occur, each holder of rights other than the acquiring person can exercise his or her rights. After a person becomes an acquiring person, when a holder exercises a right, the holder will be entitled to receive common stock valued (according to the shareholder rights plan) at twice the exercise price of the right. In some cases, the holder will receive cash, property or other securities instead of common stock. We may redeem the rights for $.0001 per right (which amount is subject to adjustment under certain circumstances) at any time prior to the time a person becomes an acquiring person. The shareholder rights plan and the rights expire at the close of business on December 1, 2008, if the rights are not redeemed or exchanged earlier.

          In the event we enter into any consolidation, merger, combination or other transaction in which shares of our common stock are exchanged for cash or other property, then each fractional interest is entitled to an amount per share equal to one-fifth of the amount of consideration to be received by a holder of each share of common stock, subject to adjustment in certain circumstances. A holder of each 1/500 of a share of the Series 1998-C Participating Cumulative Preference Stock would be entitled to three-fifths of a vote on all matters submitted to a vote of our shareholders, subject to adjustment in certain circumstances. If at any time dividends on the Series 1998-C Participating Cumulative Preference Stock are in arrears in an amount equal to six quarterly dividends thereon, all holders of preferred stock with dividends in arrears in an amount equal to six quarterly dividends thereon (voting as a single class) would have the right to elect two directors. Whenever quarterly dividends or other dividends or distributions payable on the Series 1998-C Participating Cumulative Preference Stock are in arrears, we would be in default in payment thereof, and until all accrued and unpaid dividends and distributions have been paid or set aside for payment in full, we would be prohibited from declaring or paying dividends or making any other distributions on, or, subject to certain exceptions, redeeming, purchasing or otherwise acquiring, shares of stock ranking junior to the preferred stock as to dividends or upon liquidation, dissolution or winding up. No share rights or shares of preferred stock have been issued under the shareholder rights plan.

          Restrictions regarding Personal Holding Company Status.  Our Amended Articles provide that any person who beneficially owns or intends to acquire an aggregate of more than 5%, or increase his ownership to more than 5%, of our common stock or other securities must submit a proposal to our board of directors at least 20 days before the proposed effective date of the transaction. Within 20 days of receipt of such proposal, we in our sole discretion have the right to disapprove the proposed acquisition if we determine in good faith that the transaction could or reasonably might, within a period of two years following the proposed date of the transaction, cause us to be classified as a personal holding company under the Internal Revenue Code of 1986, as amended. The board of directors has waived the application of this provision with respect to future transactions until the board shall determine otherwise.

          Limitations on Liability.  Our Amended Articles provide that no person who is or was a director will be personally liable to us or to our shareholders for monetary damages for breach of fiduciary duty as a director, subject to certain exceptions under the Colorado Business Corporation Act. Our Amended Articles also provide for the indemnification of our directors and officers to the fullest extent authorized by the Colorado Business Corporation Act. This indemnification includes the right to be paid expenses in advance of any proceeding for which indemnification may be payable, subject to certain conditions, including delivery to us of an undertaking by or on behalf of the director or officer to repay all amounts so paid in advance if it is ultimately determined that the director or officer is not entitled to be indemnified. We have also obtained policies of directors’ and officers’ liability insurance. This policy insures our directors and officers against the cost of defense, settlement or payment of a judgment under certain circumstances. The existence of such limitation on liability, indemnification and insurance may impede a change of control of us to the extent that a hostile acquirer seeks to litigate its contest for control with our directors and officers.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description of the Exhibit

Exhibit 4.1

Amended and Restated Articles of Incorporation of Rentech, Inc. dated April 28, 2005  (incorporated by reference to Exhibit 3(i) to Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2005 filed May 9, 2005).

Exhibit 4.2	Bylaws of Rentech, Inc. dated November 30, 2004 (incorporated by reference to Exhibit 3(ii) to Annual Report on Form 10-K for the fiscal year ended September 30, 2004 filed December 9, 2004).

Exhibit 4.3

Amended Rights Agreement dated January 18, 2005 between Rentech, Inc. and Computershare Trust Company, Inc. (incorporated by reference to Exhibit 4.2 to Current Report on Form 8-K filed January 19, 2005).

Exhibit 4.4

Amendment to amended Rights Agreement dated April 13, 2006 between Rentech, Inc. and Computershare Trust Company, Inc. (incorporated by reference to Exhibit 4.1 to Current Report on Form 8-K filed April 18, 2006).

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENTECH, INC.

Date: October 23, 2006	By:	/s/ Colin Morris

Colin M. Morris
Vice President, Secretary and General Counsel